UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 Date of report
                                January 30, 2006
                        (Date of earliest event reported)

                              CAVALIER HOMES, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

         1-9792                                       63-0949734
         ------                                       ----------
  (Commission File Number)                     IRS Employer Identification No.)


   32 Wilson Boulevard 100
      Addison, Alabama                                    35540
      ----------------                                    -----
  (Address of Principal Executive Offices)              (Zip Code)

                                 (256) 747-9800
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02         Departure of Directors or Principal Officers; Election of
                  ---------------------------------------------------------
                  Directors; Appointment of Principal Officers.
                 ----------------------------------------------

(b)

By letter dated January 30, 2006, A. Douglas Jumper, Sr. notified Cavalier Homes, Inc. (the "Company") that, for personal reasons, he will not stand for re-election as a director of the Company at its annual shareholders' meeting scheduled to be held in May, 2006.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                  CAVALIER HOMES, INC.
                                                       (Registrant)


Date: January 30, 2006               By            /s/ Michael R. Murphy
                                        ---------------------------------------
                                                       Michael R. Murphy
                                                  Its Chief Financial Officer